 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2016
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland (Brixmor Property Group Inc.)	001-36160	45-2433192
Delaware (Brixmor Operating Partnership LP)	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2016, William J. Stein informed Brixmor Property Group Inc. (the “Company”) that he would resign from the Company’s board of directors effective upon consummation of the sale of 30,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, by certain selling stockholders (the “Selling Stockholders”) affiliated with The Blackstone Group L.P. in an underwritten public offering (the “Offering”). The Offering is expected to close on August 5, 2016, subject to customary closing conditions.

Item 8.01. Other Events.

The information set forth under Item 5.02 above is incorporated by reference into this Item 8.01.

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Brixmor Operating Partnership LP, the Selling Stockholders and J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as underwriters. Subject to the terms and conditions stated in the Underwriting Agreement, the underwriters agreed to purchase the Shares at a price of $27.43 per share. The Company did not receive any proceeds from the sale of the Shares by the Selling Stockholders.

The above description of the Underwriting Agreement does not purport to be a complete summary of and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibit is attached to this Current Report on Form 8-K

99.1
Underwriting Agreement dated August 1, 2016 by and among Brixmor Property Group Inc., Brixmor Operating Partnership LP, the Selling Stockholders, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 3, 2016	BRIXMOR PROPERTY GROUP INC.

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1
Underwriting Agreement dated August 1, 2016 by and among Brixmor Property Group Inc., Brixmor Operating Partnership LP, the Selling Stockholders, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc.